UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2007

Echo Healthcare Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-51596	56-2517815
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation)	Number)	No.)

8000 Towers Crescent Drive, Suite 1300
Vienna, Virginia, 22182
(Address of principal executive offices)

(703) 448-7688
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act.

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01	Other Events.

On December 12, 2007, Echo Healthcare Acquisition Corp. (the “Company”) announced in a press release that its special meeting of stockholders scheduled for December 12, 2007 at 12:00 p.m., Eastern time, was convened and adjourned without conducting any business to 10:00 a.m., Eastern time, on Friday, December 21, 2007.  The meeting will resume at the offices of McDermott Will & Emery LLP, 340 Madison Avenue, New York, New York 10173.  The record date for the special meeting has not been changed and remains November 7, 2007.  Stockholders who have previously sent in proxy cards or given instructions to brokers do not need to do so again.  A copy of the press release for such announcement is attached to this Report as Exhibit 99.1, which is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release, dated December 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO HEALTHCARE ACQUISITION CORP. (Registrant)

By:	/s/ Joel Kanter
Joel Kanter
President

Date: December 12, 2007